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                                 EXHIBIT 23.3
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                     [INSERT OF JONES & BLOUCH LETTERHEAD]

                                March 13, 1996

Great Northern Insured Annuity Corporation
Two Union Square, P.O. Box 490
Seattle, WA 98111-0490

Gentlemen:

     We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the registration statement on Form S-1, File No. 33-86410, to be filed with the Securities and Exchange Commission.



                                                       Very truly yours,

                                                       /s/ Jones & Blouch L.L.P.
                                                       -------------------------
                                                       Jones & Blouch L.L.P.